                                                                   Exhibit 10.38

                                Amendment No. 2
                                       to
                              Amended and Restated
                            Asset Purchase Agreement
                                    between
                               Memry Corporation
                                      and
                              Raychem Corporation

      This AMENDMENT NO. 2 to Amended and Restated Asset Purchase Agreement (this "Amendment"), is made as of this 11th day of August, 1996, by and between Memry Corporation, a Delaware corporation (the "Buyer"), and Raychem Corporation, a Delaware corporation (the "Seller"). The Buyer and the Seller are referred to collectively herein as the "Parties."

                                    RECITAL

      Buyer and Seller have entered into an Amended and Restated Asset Purchase Agreement, dated as of May 10, 1996, as amended by Amendment No. 1 thereto dated as of June 28, 1996 (said agreement, as so amended, the "Purchase Agreement"). It is the desire of the Parties to amend certain provisions of the Purchase Agreement as set forth herein.

      ACCORDINGLY, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

                                   AGREEMENT

      1. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

      2. The Purchase Agreement is hereby amended by substituting for Exhibit G thereto Exhibit G hereto.

      3. Except as specifically set forth herein, the terms of the Purchase Agreement and the exhibits and schedules thereto shall remain unmodified and in full force and effect.

      4. This Amendment shall be governed by and construed according to the laws of the State of California, excluding the choice of laws rules thereof. This Amendment may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

RAYCHEM CORPORATION                             MEMRY CORPORATION

By:/s/ Andrew F. Roake                          By:/s/ James G. Binch
   --------------------------                      -----------------------------
   Name: Andrew F. Roake                           Name: James G. Binch
   Title: Vice President                           Title: President & CEO

                                                                       EXHIBIT G

                           PURCHASE PRICE ALLOCATION

Cash Purchase Price:                                  $4,000,000

Severance Liability:                                     200,000

Inventory Adjustment:                                    150,000

$0.01 Warrants:                                        2,285,000

$2.00 Warrants:                                           25,000
                                                      ----------
                                                      $6,660,000



Patent Rights:                                        $2,000,000

Inventory:                                             1,293,221

Leasehold Improvements:                                  900,000

Machinery and equipment:                               1,200,000

Goodwill:                                              1,266,779
                                                      ----------
                                                      $6,660,000
